UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________

FORM 8-K
______________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
January 13, 2014

Jiu Feng Investment Hong Kong Ltd
 (Exact name of registrant as specified in its charter)

Nevada	333-173456	27-2775885
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer of Identification No.)

2293 Hong Qiao Rd, Shanghai China, 200336
 (Address of principal executive offices)

+86 21 64748888
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

1)	Previous Independent Accountant:

a.	On January 13, 2014, Ronald R. Chadwick, P.C. (“Chadwick”) resigned as the Registrant’s registered independent public accountant.

b.
For the years ended February 28, 2013 and 2012, Chadwick’s reports did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to audit scope or accounting principles, except that the reports contained an explanatory paragraph stating that there was substantial doubt about the registrant’s ability to continue as a going concern.

c.	The Registrant’s board of directors accepted the resignation of Chadwick.

d.
Through the period covered by the financial audit for the years ended February 28, 2013 and 2012 there have been no disagreements with Chadwick on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Chadwick would have caused them to make reference thereto in their report on the financial statements. For the interim period through January 13, 2014 (the date of resignation), there have been no disagreements with Chadwick on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Chadwick would have caused them to make reference thereto in their report on the financial statements.

e.	The Registrant has authorized Chadwick to respond fully to any inquiries of our future auditor.

f.
During the years ended February 28, 2013 and 2012 and for the interim period through January 13, 2014, there have been no reportable events between the registrant and Chadwick as set forth in Item 304(a)(1)(v) of Regulation S-K.

g.
The registrant provided a copy of the foregoing disclosures to Chadwick prior to the date of the filing of this report and requested that Chadwick furnish it with a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the statements in this report. A copy of this letter is filed as Exhibit 16.1 to this Form 8-K.

2)	New Independent Accountant:

a.
On January 13, 2014, the Registrant engaged Cutler & Co., LLC as its new registered independent public accountant. During the year ended February 28, 2013 and 2012 and prior to January 13, 2014 (the date of the new engagement), we did not consult with Cutler regarding (i) the application of accounting principles to a specified transaction, (ii) the type of audit opinion that might be rendered on the Registrant’s financial statements by Cutler, in either case where written or oral advice provided by Cutler would be an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issues or (iii) any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Item 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulations S-K, respectively).

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

a.	None
b.	Exhibits

16.1	– Letter from Ronald R. Chadwick, P.C. dated January 13, 2014, regarding the change in certifying accountant.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Jiu Feng Investment Hong Kong Ltd

Date: January 15, 2014	By:	/s/ Yan Li
Yan Li
President and Director

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